UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009 (February 3, 2009)

BANCORP RHODE ISLAND, INC.

(Exact name of registrant as specified in its charter)

Rhode Island

(State or other jurisdiction of incorporation)

333-33182	05-0509802
(Commission File Number)	(IRS Employer Identification Number)

One Turks Head Place, Providence, Rhode Island 02903

(Address of principal executive offices)

(401) 456-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 8.01.	Other Events

On February 3, 2009, Bancorp Rhode Island, Inc. sent the letter attached hereto as Exhibit 99.1 to Richard J. Lashley and John W. Palmer, principals of PL Capital LLC.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits
Exhibit No.	Exhibit
99.1	Letter dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP RHODE ISLAND, INC.

By: /s/ Linda H. Simmons

___________________________________

Linda H. Simmons

Chief Financial Officer

Date: February 3, 2009